EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of Magnum d'Or Resources Inc. (the Company") for the year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, Treasurer, and principal financial and accounting officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Magnum d'Or Resources Inc.

Date: December 29, 2005              /s/ Sun Xuguang
                                     -------------------------------------------
                                     Sun Xuguang, Chief Executive Officer,
                                     President and Treasurer

                                     /s/ Sun Shaojun
                                     -------------------------------------------
                                     Sun Shaojun, Vice President, Secretary and
                                     principal financial and accounting officer